UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

December 20, 2023
Date of Report (date of earliest event reported)

OPORTUN FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)
Commission File Number 001-39050

Delaware		45-3361983
State or Other Jurisdiction of Incorporation or Organization		I.R.S. Employer Identification No.

2 Circle Star Way
San Carlos,	CA	94070
Address of Principal Executive Offices		Zip Code
(650) 810-8823
Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	OPRT	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

Residual Financing Amendment

On December 20, 2023, Oportun RF, LLC (the “RF Issuer”), a subsidiary of Oportun Financial Corporation (the “Company”), and Wilmington Trust, National Association, as indenture trustee, securities intermediary and depositary bank, entered into the Sixth Amendment to Indenture dated December 20, 2021 (the “Sixth RF Indenture Amendment”), and other related documents (together with the Sixth RF Indenture Amendment, the “Sixth RF Amendment”) related to the Company’s asset-backed variable funding facility secured by certain residual cash flows from the Company’s securitizations.

The Sixth RF Amendment provides for the exclusion of certain events with respect to Oportun Funding XIV, LLC, a subsidiary of the Company, including a Rapid Amortization Event (as defined in the Sixth RF Indenture Amendment), the release of the RF Issuer’s lien on certain residual certificates and notes, and makes certain other immaterial changes.

The foregoing description of the Sixth RF Amendment does not purport to be complete and is qualified in its entirety by reference to the text of the Sixth RF Indenture Amendment, a copy of which will be filed as an exhibit to the Company’s Annual Report on Form 10-K.

Item 8.01. Other Events

Credit Card Warehouse Facility Amendment

On December 22, 2023, Oportun CCW Trust, a subsidiary of the Company, and Wilmington Trust, National Association, as indenture trustee, securities intermediary and depositary bank, entered into the Seventh Amendment to Indenture (the “Seventh CCW Indenture Amendment”) and other related documents (together with the Seventh CCW Indenture Amendment, the “Seventh CCW Amendment”) related to the Company’s asset-backed variable funding facility secured by certain credit card receivables (the “Credit Card Warehouse Facility”).

The Seventh CCW Amendment provides for the reduction in the size of its Credit Card Warehouse Facility to $100 million in connection with the Company’s strategic review of its credit card portfolio, in addition to certain other immaterial changes.

The foregoing description of the Seventh CCW Amendment does not purport to be complete and is qualified in its entirety by reference to the text of the Seventh CCW Indenture Amendment, a copy of which will be filed as an exhibit to the Company’s Annual Report on Form 10-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number
104	Cover Page Interactive Data File embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OPORTUN FINANCIAL CORPORATION
(Registrant)

Date:	December 26, 2023	By:	/s/ Jonathan Coblentz
Jonathan Coblentz
Chief Financial Officer and Chief Administrative Officer
(Principal Financial Officer)